                     FIRST AMENDMENT TO EXTENSION AGREEMENT

            THIS FIRST AMENDMENT TO EXTENSION  AGREEMENT ("First  Amendment") is
made and entered into as of August 25, 2005,  by and among LYNCH  SYSTEMS,  INC.
("Borrower"),  a  South  Dakota  corporation;   LYNCH  CORPORATION,  an  Indiana
corporation  ("Guarantor");  and SUNTRUST  BANK  ("Lender"),  a Georgia  banking corporation.

                                    RECITALS:

     Lender,  Borrower and Guarantor  entered into an Extension  Agreement dated
June 24, 2005 (the "EXTENSION AGREEMENT") pursuant to which, among other things, the  maturity  date  for  repayment  of the  obligations  owed by  Borrower  and
Guarantor to Lender was extended  under the terms and  conditions  stated in the
Extension Agreement.  Capitalized terms used herein, to the extent not otherwise defined,  shall  have the  meanings  ascribed  to such  terms  in the  Extension
Agreement.

     Borrower has delivered to Lender a letter from Branch  Banking & Trust Co., dated August 18, 2005 (the "BB&T LETTER"), that Borrower contends constitutes an
Acceptable  Commitment  Letter that results in extension of the Extension Period through and including  September  19, 2005. In addition,  Borrower has requested that the Extension  Period be extended  through  September 30, 2005, in order to afford Borrower the opportunity to repay the Obligations in full using financing described in the BB&T Letter.  Without necessarily agreeing that the BB&T Letter constitutes  an Acceptable  Commitment  Letter,  Lender is willing to extend the
Extension Period as provided herein.

     NOW, THEREFORE,  for TEN DOLLARS ($10.00) in hand paid and in consideration of the premises and the mutual covenants herein  contained,  the parties hereto, intending to be legally bound hereby, agree as follows:

     1.   DEFINITIONS.  All  capitalized  terms  used in this  First  Amendment, unless otherwise defined,  shall have the meanings ascribed to such terms in the
Extension Agreement.

     2.   AMENDMENT TO EXTENSION  AGREEMENT.  The Extension  Agreement is hereby amended as follows:

          (a)  In SECTION 1, by deleting the  definition of  "Extension  Period"
and by substituting in lieu thereof the following definition:

               "EXTENSION  PERIOD" shall mean the period  commencing on June 24,
2005, and ending at 5:00 o'clock p.m. on September 30, 2005.

     3.   REPRESENTATIONS,  ACKNOWLEDGMENTS AND WARRANTIES.  Each Obligor hereby acknowledges,  stipulates and warrants to Lender that (i) the Loan Documents and the Extension Agreement are legal, valid and binding obligations of such Obligor and are  enforceable  against such Obligor in accordance with the terms thereof;
(ii) all of the  Obligations are owing and payable  without  defense,  offset or counterclaim  (and to the  extent  there  exists  any such  defense,  offset  or counterclaim  on the date hereof,  the same is hereby  waived by such  Obligor);
(iii) the security  interests  and liens  granted by Borrower in favor of Lender are duly perfected,  first priority security interests and liens; (iv) as of the opening of business on August 25, 2005, the aggregate principal balance of Loans outstanding  totaled  $1,756,096.50,  the aggregate undrawn amount of Letters of
Credit outstanding totaled $411,619.00,  and the unpaid principal balance of the
Term Loan Obligations totaled  $397,705.53,  in each case exclusive of interest, fees,  other charges and  attorneys'  fees at any time payable by Borrower under any of the Loan Documents; and (v) each of the warranties and representations of such  Obligor  contained  in the  Extension  Agreement  was true,  accurate  and complete at the time of execution of the  Extension  Agreement and remains true, accurate and complete as of the date hereof.

     4.   RATIFICATION AND REAFFIRMATION. Borrower hereby ratifies and reaffirms the Loan  Documents,  the  Extension  Agreement and all of its  obligations  and liabilities  thereunder.  Guarantor  hereby ratifies and reaffirms the validity, legality and  enforceability  of the Guaranty and the  Extension  Agreement  and
agrees that the  Guaranty is and shall  remain in full force and in effect until all of the Obligations have been paid in full.

     5.   NO NOVATION.  Except for the amendment expressly provided in Section 2 of this First  Amendment,  nothing herein shall be deemed to amend or modify any provision of the Extension Agreement or the Loan Documents, which shall continue in full force and effect.  This First Amendment is not intended to be, nor shall it be construed to create, a novation or an accord and satisfaction.

     6.   GOVERNING LAW;  WAIVER OF NOTICE OF ACCEPTANCE.  This First  Amendment
shall be deemed to be a contract  made in Georgia  and shall be  governed by and construed in accordance with the internal laws of the State of Georgia. Obligors hereby waive notice of the acceptance of this First Amendment.

     7.   NON-WAIVER OF DEFAULT;  RESERVATION  OF RIGHTS AND  REMEDIES.  Neither
this First Amendment,  nor Lender's agreements hereunder, nor Lender's continued
extension of credit (if any) to Borrower  shall be deemed to constitute a waiver of or  consent to any Event of  Default  or breach of any  Extension  Condition.
Lender  reserves all of the rights and  remedies  available to it under the Loan
Documents, the Extension Agreement and Applicable Law.

     8.   PAYMENT OF EXPENSES.  Obligors  agree to pay all expenses,  including, without  limitation,  legal  fees,  incurred  by Lender in  connection  with the negotiation, drafting and execution of this First Amendment.

     9.   COUNTERPARTS;  FACSIMILE  SIGNATURES.  This  First  Amendment  may  be
executed  in any  number of  counterparts  and by  different  parties  hereto in separate  counterparts,  each of which  when so  executed  shall  constitute  an original,  but all of which taken together shall be one and the same instrument.
In proving this First Amendment, it shall not be necessary to produce or account for more than one such counterpart  signed by the party against whom enforcement is sought. Any signed counterpart of this First Amendment that is transmitted by facsimile transmission shall be deemed to constitute an original counterpart for all purposes.

     10.  RELEASE  OF  CLAIMS.  TO  INDUCE  LENDER  TO  ENTER  INTO  THIS  FIRST
AMENDMENT, EACH OBLIGOR HEREBY RELEASES,  ACQUITS AND FOREVER DISCHARGES LENDER,
AND LENDER'S OFFICERS, DIRECTORS, AGENTS, ATTORNEYS,  EMPLOYEES,  SUCCESSORS AND

ASSIGNS, FROM ALL LIABILITIES,  CLAIMS, DEMANDS,  ACTIONS OR CAUSES OF ACTION OF
ANY KIND (IF ANY THERE BE),  WHETHER  ABSOLUTE OR  CONTINGENT,  DUE OR TO BECOME
DUE, DISPUTED OR UNDISPUTED, LIQUIDATED OR UNLIQUIDATED, AT LAW OR IN EQUITY, OR
KNOWN OR UNKNOWN, THAT ANY ONE OR MORE OF THEM NOW HAVE OR EVER HAVE HAD AGAINST
LENDER,  WHETHER  ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS,
THE EXTENSION AGREEMENT, THIS FIRST AMENDMENT OR OTHERWISE.

     11.  WAIVER OF JURY TRIAL.  TO THE FULLEST  EXTENT  PERMITTED BY APPLICABLE
LAW,  THE PARTIES  HERETO  EACH HEREBY  WAIVES THE RIGHT TO TRIAL BY JURY IN ANY
ACTION,  SUIT OR PROCEEDING  ARISING OUT OF OR RELATED TO THIS FIRST  AMENDMENT,
THE EXTENSION AGREEMENT, THE LOAN DOCUMENTS OR THE GUARANTY.

     IN WITNESS WHEREOF,  the parties hereto have caused this First Amendment to be duly executed and delivered as of the date first written above.

ATTEST:                           LYNCH SYSTEMS, INC.
                                  ("Borrower")

/s/                               By:    /s/
-----------------------------            --------------------------------
Secretary                         Title: ________________________________

ATTEST:                           LYNCH CORPORATION
                                  ("Guarantor")

/s/                               By:    /s/
-----------------------------            --------------------------------
Secretary                         Title: ________________________________

                                  Accepted on August 29, 2005

                                  SUNTRUST BANK
                                  ("Lender")

                                  By:    /s/
                                         --------------------------------
                                  Title: ________________________________